UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2014

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202-2412

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

In connection with the Proposal (as defined and described below) announced by Kindred Healthcare, Inc. (“Kindred”) on May 15, 2014, Kindred will present information to shareholders of Gentiva Health Services, Inc. (“Gentiva”), Kindred and/or other persons. A copy of a presentation regarding the Proposal, which was made available by Kindred on May 15, 2014, is attached hereto as Exhibit 99.2 and is available on Kindred’s website at www.kindredhealthcare.com under the heading “investors.”

Also attached hereto as Exhibit 99.3 is Kindred’s initial letter to Mr. Rodney D. Windley, Executive Chairman of the Board of Directors of Gentiva, and Tony Strange, Chief Executive Officer, President and a member of the Board of Directors of Gentiva, dated April 14, 2014, and a response to that letter sent to Mr. Paul J. Diaz, Chief Executive Officer of Kindred, and Mr. Edward L. Kuntz, Chairman of the Board of Directors of Kindred, dated April 28, 2014.

The presentation and letters are being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

Item 8.01. Other Events

On May 15, 2014, Kindred issued a press release announcing a proposal to acquire all of the outstanding shares of common stock of Gentiva for a combination of $7.00 per share in cash and $7.00 of Kindred common stock (the “Proposal”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The description contained herein of the Proposal and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the press release.

Forward-Looking Statements

Information set forth herein includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements regarding the Company’s proposed business combination transaction with Gentiva (including financing of the proposed transaction and the benefits, results, effects and timing of a transaction), all statements regarding the Company’s (and the Company and Gentiva’s combined) expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “may,” “potential,” “upside,” and other similar expressions. Statements set forth herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of the Company (and the combined businesses of the Company and Gentiva), together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of the Company based upon currently available information.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s plans with respect to Gentiva, actual results or performance to differ materially from any plans, future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”).

Risks and uncertainties related to the proposed transaction include, among others, uncertainty as to whether the Company will further pursue, enter into or consummate the transaction on the terms set forth in the proposal or on other terms, potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction, uncertainties as to the timing of the transaction, adverse effects on the Company’s stock price resulting from the announcement or consummation of the transaction or any failure to complete the transaction, competitive responses to the announcement or consummation of the transaction, the risk that regulatory or other approvals and financing required for the consummation of the transaction are not obtained or are obtained subject to terms and conditions that are not anticipated, costs and difficulties related to the integration of Gentiva’s businesses and operations with the Company’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from the transaction, unexpected costs, liabilities, charges or expenses resulting from the transaction, litigation relating to the transaction, the inability to retain key personnel, and any changes in general economic and/or industry specific conditions.

In addition to these factors, other factors that may affect the Company’s plans, results or stock price are set forth in the Company’s Annual Report on Form 10-K and in its reports on Forms 10-Q and 8-K.

Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Additional Information

The information set forth herein is provided for informational purposes only and does not constitute an offer to purchase or the solicitation of an offer to sell any securities. Subject to future developments, Kindred may file a registration statement and/or tender offer documents with the SEC in connection with a possible business combination transaction with Gentiva. Kindred and Gentiva shareholders should read those filings, and any other filings made by Kindred with the SEC in connection with a possible business combination, as they will contain important information. Those documents, if and when filed, as well as Kindred’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and at Kindred’s website at www.kindredhealthcare.com.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release, dated May 15, 2014

99.2	Investor presentation materials, dated May 15, 2014

99.3	Correspondence between Kindred and Gentiva

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kindred Healthcare, Inc.

May 15, 2014	By:	/s/ Joseph L. Landenwich
	Name:	Joseph L. Landenwich
	Title:	Co-General Counsel and Corporate Secretary